Exhibit 99.1

NARRATIVE

Onity Group Inc. OLIT 2026-HB2

REVIEW RESULTS SUMMARY

Adfitech, Inc. d/b/a Mortgage Connect Risk Solutions (“MCRS”) reviewed a population of 1,527 (the “Securitization Population”) Home Equity Conversion Mortgage loans (“HECMs” or the “Mortgage Assets,” as applicable) owned by (or to be acquired by) Onity Group Inc. (“Onity” or “Client”) or an affiliate of Onity. The HECM portfolio was at the time of review serviced or sub-serviced by Onity Mortgage Corporation (OMC). The securitization review included review of data, documentation and images provided by the sub-servicer, validation of key servicing system data, and confirmation of FHA Mortgage Insurance, as of March 31, 2026 (referred to as the “Cut-off Date”). Due diligence also included an order of Broker Price Opinions (“BPOs”) to gain insight into market value on a sample of properties. It also included current owner title searches retrieved by MCRS. The procedures followed during MCRS’s review (the “Review”) and the results of the Review are detailed below.

The original sample selection of OMC serviced or sub-serviced Mortgage Assets was grossed up by 35% from original statistical sample sizes to preserve levels of statistical significance in the event of drops from the securitization population after due diligence commencement. The final sample size is 389 Mortgage Assets for the Data Integrity, Advances and Valuation Reviews and 367 Mortgage Assets for the BPO Reviews. Insurance and Title Reviews were performed on the entire Securitization Population. Exceptions identified within the procedures below reflect Mortgage Assets remaining in the Securitization Population as of the date of this report.

1.	Loan Review:

Based upon the samples from the Client Serviced or Sub-serviced Mortgage Assets, MCRS obtained a data tape from Client, identified a statistical sample size at the 95% confidence level and 5% confidence interval, grossed up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly selected loans from the data tape to satisfy the grossed-up sample, and determined:

A. If the below fields in the sub-servicer’s servicing system of record agree to the data tape:

●	MIP Rate

●	Current UPB

●	Current Interest Rate

●	Loan Status

●	Borrower 1 First Name

●	Borrower 1 Last Name

●	Borrower 1 DOB

●	Borrower 2 First Name

●	Borrower 2 Last Name

●	Borrower 2 DOB

●	Current Life Expectancy Set-Aside Amount

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●	Property City

●	Property State

●	Property Zip

●	Number of Units

●	Property Type

●	Marketable Title Date

B. If the below fields from the original document of record, HUD’s “HERMIT” system, HUD documents or combination of systems agree with the data tape:

●	Maximum Claim Amount

●	Original Note Rate

●	Margin (for adjustable-rate loans)

●	Index (for adjustable-rate loans)

●	Debenture Interest Rate

●	Closing Date

●	FHA Case Number

●	Called Due Date (inactive loans only)

●	UPB at Called Due Date (inactive loans only)

●	Foreclosure First Legal Date (inactive loans only)

Conformity to stated standards, criteria or other requirements: review and methodology.

MCRS conducted procedures on all HECMs in the Final Sampled Population to obtain and review FHA reporting from Client and determine that all Mortgage Assets have FHA insurance coverage.

Based upon the Final Sampled Population, obtained a list of Mortgage Assets in due and payable status, and selected a statistical sample of Mortgage Assets at the 95% confidence level and 5% confidence interval, grossed up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly selected loans from the data tape to satisfy the grossed-up sample, and determined:

If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by Client

Based upon the Final Sampled Population, obtained the most recent valuations report including the date of valuation, type, and amount. Identified a statistical sample size at the 95% confidence level and 5% confidence interval from the population of loans where the most recent valuation is aged greater than 24 months. Randomly selected loans from the data tape that meet the aging criteria and ordered Broker Price Opinions (“BPO’s”). Compared results received versus the most recent valuation product received on the loan.

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Based upon the Final Sampled Population, obtained the most recent valuations report including date of valuation, type, and amount, and selected a statistical sample of Mortgage Assets at the 95% confidence level and 5% confidence interval, grossed up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly selected loans from the data tape to satisfy the grossed-up sample, and determined if the value and valuation date in the servicing system match those found in the imaged copy valuation.

Based upon the Final Sampled Population, obtained a list of loans with corporate advances and all transaction level detail, identified a statistical sample size at the 95% confidence level and 5% confidence interval, grossed up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly selected loans from the data tape to satisfy the grossed-up sample, and:

From such sample, selected an individual property preservation transaction for each loan and determined that the transaction has not exceeded a per-event FHA allowance.

From such sample, selected an individual tax or insurance disbursement, reviewed the invoice or other documentation supporting that disbursement, and verified that the amount and coding of the disbursement is accurately represented in the servicing system.

From such sample, selected an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, reviewed the invoice or other documentation supporting that disbursement, and verified that the amount and coding of the disbursement is accurately represented in the servicing system.

2.	Title Review:

MCRS performed a title review on all Mortgage Assets in the Final Sampled Population utilizing a current owner’s title search and supporting materials provided by Client.

To facilitate the title review the Client provided MCRS with identifying data on the Final Sampled Population. Data provided by the Client includes HECM and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, MCRS ordered a current owner’s title search on these Mortgage Assets through a service provider. Upon receipt and review of the current owner’s title search results, MCRS identified whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post-origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. MCRS reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

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Summary of findings and conclusions of review

DATA INTEGRITY REVIEW RESULTS SUMMARY

Data Integrity (From data tape to servicing system of record)

MIP Rate

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the MIP Rate represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Current UPB

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the current UPB represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Current Interest Rate

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Current Interest Rate represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. MCRS identified five (5) exceptions that were due to data discrepancies between the tape data and the data reflected in the servicing system.

Loan Status

From a sample of 389 Mortgage Assets, MCRS reviewed the servicing system screen shots and/or the servicing system and compared the Loan Status represented in the screenshot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Borrower 1 First Name

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Borrower 1 First Name represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Borrower 1 Last Name

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Borrower 1 Last Name represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Borrower 1 DOB

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Borrower 1 Date of Birth (“DOB”) represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Borrower 2 First Name

From a sample of 389 Mortgage Assets, MCRS identified 137 Mortgage Assets with a co-borrower. MCRS reviewed servicing system screen shots and/or the servicing system for the 137 Mortgage Assets and compared the Borrower 2 First Name represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

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Borrower 2 Last Name

From a sample of 389 Mortgage Assets, MCRS identified 137 Mortgage Assets with a co-borrower. MCRS reviewed servicing system screen shots and/or the servicing system for the 137 Mortgage Assets and compared the Borrower 2 Last Name represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Borrower 2 DOB

From a sample of 389 Mortgage Assets, MCRS identified 137 Mortgage Assets with a co-borrower. MCRS reviewed servicing system screen shots and/or the servicing system for the 137 Mortgage Assets and compared the Borrower 2 Date of Birth (“DOB”) represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Current Life Expectancy Set-Aside Amount (LESA)

From a sample of 389 Mortgage Assets, MCRS identified four (4) Mortgage Assets with a Life Expectancy Set-Aside Amount. MCRS reviewed servicing system screen shots and/or the servicing system for the (4) Mortgage Assets and compared the Life Expectancy Set-Aside Amount represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Property City

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Property City represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Property State

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Property State represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Property Zip

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Property Zip represented in the screen shot and/or servicing system as of the Cut-off Date if March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Property Unit Count

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Property Unit Count represented in the screen shot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tap. MCRS identified eighteen (18) exceptions due to discrepancies based on information in the servicing system.

Property Type

From a sample of 389 Mortgage Assets, MCRS reviewed servicing system screen shots and/or the servicing system and compared the Property Type represented in the screen shot and/or servicing system as of the Cut-off Date March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Marketable Title Date

From a sample of 389 Mortgage Assets, MCRS identified eleven (11) Mortgage Assets with marketable title dates. MCRS reviewed servicing system screenshots and/or the servicing system for the eleven (11) Mortgage Assets and compared the marketable title date represented in the screenshot and/or servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

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Data Integrity (From data tape to original document of record)

Maximum Claim Amount

From a sample of 389 Mortgage Assets, MCRS reviewed 324 HERMIT screen shots from the sub-servicer and compared the Maximum Claim Amount represented in the screen shot to the data tape provided by Onity Group Inc. MCRS reviewed sixty five (65) Mortgage Assets where the HERMIT screens were unavailable and ; these were compared to the servicing system for the sixty five (65) Mortgage Assets and compared the maximum claim amount represented in the servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Original Note Rate

From a sample of 389 Mortgage Assets, MCRS reviewed 324 HERMIT screen shots from the sub-servicer and compared the Original Note Rate represented in the screen shot to the data tape provided by Onity Group Inc. MCRS reviewed sixty five (65) Mortgage Assets where the HERMIT screens were unavailable; these were compared to the servicing system for the sixty five (65) Mortgage Assets and compared the Original Note Rate represented in the servicing system as of the Cut-off Date of March 31, 2026 to the value represented in the data tape. There were no exceptions noted.

Margin (for adjustable-rate Mortgage Assets)

From a sample of 389 Mortgage Assets, MCRS identified 275 Mortgage Assets with adjustable-rate features. MCRS reviewed the Original Note provided by Onity Group Inc. for the Mortgage Assets. MCRS compared the Margin represented in the Original Note to the Margin represented in the tape data provided by Onity Group Inc. MCRS reviewed 235 HERMIT screen shots from the sub-servicer and compared the Margin represented in the screen shot to the data tape provided by Onity Group Inc. MCRS reviewed forty (40) Mortgage Assets where the HERMIT screens were unavailable; these were compared to the servicing system for the forty (40) Mortgage Assets and compared the Margin represented in the Original Note to the value represented in the data tape. There were no exceptions noted.

Index (for adjustable-rate Mortgage Assets)

From a sample of 389 Mortgage Assets, MCRS identified 275 Mortgage Assets with adjustable-rate features. MCRS reviewed the Original Note provided by Onity Group Inc. for the Mortgage Assets. MCRS compared the Index represented in the Note to the Index represented in the tape data provided by Onity Group Inc. MCRS reviewed 235 HERMIT screen shots from the sub-servicer and compared the Index (for adjustable-rate Mortgage Assets) represented in the screen shot to the data tape provided by Onity Group Inc. MCRS reviewed forty (40) Mortgage Assets where the HERMIT screens were unavailable; these were compared to the servicing system for the forty (40) Mortgage Assets and compared the Index (for adjustable-rate Mortgage Assets) represented in the Original Note to the value represented in the data tape. MCRS identified 168 exceptions. All 168 exceptions were due to data discrepancies between the data tape and the Original Note. All 168 exceptions were confirmed to be a result of the Federal Reserve adopted LIBOR to SOFR transition, effective June 30, 2023. MCRS confirmed LIBOR was the represented index for all 168 loans in the Original Note provided by Onity Group Inc. MCRS did not validate the index conversion completed by Onity Group Inc.

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Debenture Interest Rate

From a sample of 389 HECMs, MCRS identified 197 HECMs with a Called Due Date in the data tape. MCRS reviewed HERMIT screen shots from the applicable servicer or sub-servicer to verify the Called Due Date and looked up the corresponding Debenture Interest Rate to Mortgagee Debenture Interest Rates published by HUD. MCRS compared the debenture rate to the tape data. MCRS reviewed five (5) HERMIT screen shots from the sub-servicer and compared the Debenture Interest Rate represented in the screen shot to the data tape provided by Onity Group Inc. MCRS reviewed 192 Mortgage Assets where the HERMIT screens were unavailable; these were compared to the servicing system for the 192 Mortgage Assets and compared the Debenture Interest Rate represented in the servicing system to the value represented in the data tape. There were no exceptions noted.

Closing Date

From a sample of 389 Mortgage Assets, MCRS reviewed HERMIT screen shots and/or original documentation in file from the subservicer to determine the closing date recognized by HUD and compared the date to the tape data. MCRS reviewed 323 HERMIT screen shots from the sub-servicer and compared the Closing Date represented in the screen shot to the data tape provided by Onity Group Inc. MCRS reviewed sixty-six (66) Mortgage Assets where the HERMIT screenshots were unavailable; these were compared to the original documentation in the file for the sixty-six (66) Mortgage Assets and compared the Closing Date represented on the original documentation in the file to the value represented in the data tape. There were no exceptions noted.

FHA Case Number

From a sample of 389 Mortgage Assets, MCRS reviewed HERMIT screen shots from the sub-servicer and/or MIC screenshots when HERMIT screenshots were not available and then compared the FHA Case Number represented in the screen shot to the data tape provided by Onity Group Inc. MCRS compared the FHA Case Number to the tape data. MCRS reviewed 326 HERMIT screen shots from the sub-servicer and compared the FHA Case Number represented in the screen shot to the data tape provided by Onity Group Inc. MCRS reviewed sixty-three (63) MIC screenshots where the HERMIT screenshots were unavailable; these were compared to the data tape. There were no exceptions noted.

Called Due Date

From a sample of 389 Mortgage Assets, MCRS identified 197 Mortgage Assets with a Called Due Date in the data tape. MCRS reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the Called Due Date and compared the dates to the Called Due Date listed in the data tape provided by Onity Group Inc. MCRS identified 184 Mortgage Assets with HERMIT screenshots and no variance to tape data. MCRS reviewed thirteen (13) Mortgage Assets without HERMIT screenshots, with no variance; these were compared to documentation in file. There were no exceptions noted.

UPB at Called Due Date

From a sample of 389 Mortgage Assets, MCRS reviewed a screen of the sub-servicer’s system representing the HECM balance history and compared the UPB at the time of the Called Due Date represented in the servicing system to the value represented in the data tape. MCRS identified 197 Mortgage Assets with a UPB at Called Due Date in the data tape. MCRS reviewed a screen shot from the HERMIT system or Due and Payable approval letters from HUD’s designee to identify the UPB at Called Due Date and compared the dates to the UPB at Called Due Date listed in the data tape provided by Onity Group Inc. MCRS identified 158 Mortgage Assets with HERMIT screenshots, although the field for the UPB at Called Due Date was blank on the HERMIT screenshots and therefore compared the due and payable letters. MCRS reviewed twenty-nine (29) Mortgage Assets without HERMIT screenshots, with no variance; these were compared to documentation in file. MCRS identified ten (10) exceptions due to data discrepancies between the tape data and Due and Payable approval letters from HUD’s designee.

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Foreclosure First Legal Date

From a sample of 389 Mortgage Assets, MCRS identified 161 Mortgage Assets with a Foreclosure First Legal Date. MCRS reviewed imaged copies of foreclosure complaints, Notices of Default, and other first legal evidence relevant to the foreclosure action for each of those 161 Mortgage Assets and compared the Foreclosure First Legal Date found therein to the Foreclosure First Legal Date represented in the data tape. There were no exceptions noted.

CONFORMITY TO STATED STANDARDS, CRITERIA OR OTHER CRITERIA RESULTS SUMMARY

MCRS conducted various reviews to ascertain conformity with relevant standards and criteria as outlined below.

Obtain and review FHA reporting from Onity Group Inc. and determine that all Mortgage Assets have FHA insurance coverage.

MCRS evaluated FHA coverage on all 1,527 assets in the Final Sampled Population. There were no exceptions noted.

Based upon the Final Sampled Population, obtain a list of Mortgage Assets in due and payable status, and select a statistical sample of Mortgage Assets at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine:

If the primary borrower was sixty-two (62) years of age or older at the time of closing based upon documents validating age in the imaging system and provided by Onity Group Inc.

From a sample of 389 Mortgage Assets in the Final Sampled Population, MCRS reviewed imaged HECM loan files to verify a proof of age was provided by the borrower at origination and was available in the imaged loan file and the borrower was sixty-two (62) years of age or older at the time of closing. No exceptions were identified.

Based upon the Final Sampled Population, obtain the most recent valuations report including the date of valuation, type, and amount. Identify a statistical sample size at the 95% confidence level and 5% confidence interval from the population of loans where the most recent valuation is aged greater than 24 months. Randomly select loans from the data tape that meet the aging criteria and order Broker Price Opinions (“BPO’s”). Compare results received versus the most recent valuation product received on the loan.

BPOs for a total of 367 Mortgage Assets were ordered for Mortgage Assets in the Final Sampled Population. The results of all the valuations received have been provided to Ocwen Financial Corporation. Please note that MCRS did not review the BPOs to ascertain the validity of any values and MCRS makes no representations or warranties about the underlying value of the property. MCRS identified one (1) exception for a BPO that could not be obtained prior to the deadline of May 7, 2026.

Based upon the Final Sampled Population, obtain the most recent valuations report including date of valuation, type, and amount, and select a statistical sample of Mortgage Assets at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and determine if the value and valuation date in the servicing system match those found in the imaged copy valuation.

MCRS selected and reviewed 389 of the most recent appraisals or BPOs found in the Final Sampled Population validating the date and amount from the imaged appraisal or BPO to the servicing system data. MCRS identified forty-four (44) exceptions. MCRS noted twenty (20) exceptions that were due to data discrepancies between the tape data and the valuation product provided from the sub-servicer. MCRS noted twenty-four (24) exceptions that were due to missing documents as the valuation product noted on the data tape was not provided for review.

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MCRS did not review the appraisal to ascertain the validity of any values. MCRS makes no representations or warranties about the underlying value of the property.

Based upon the Final Sampled Population, obtain a list of loans with corporate advances and all transaction level detail, identify a statistical sample size at the 95% confidence level and 5% confidence interval, gross up the statistical sample size to 135% to include a 35% overage above the statistically identified sample size, randomly select loans from the data tape to satisfy the grossed-up sample, and:

From such sample, select an individual property preservation transaction for each loan and determine that the transaction has not exceeded a per-event FHA allowance.

MCRS identified 389 Mortgage Assets within the sample selection with property preservation advances. MCRS randomly selected a single property preservation transaction from the 389 Mortgage Assets. MCRS tested the sample of loan-level property preservation fee transactions against allowable limits detailed in HUD Mortgagee letters and Appendix 4 of 4001.1: FHA Single Family Housing Handbook through review of servicing advance history, supporting invoices, FHA over-allowable approvals, and additional details provided by Onity Group Inc. MCRS identified thirty-six (36) exceptions that were due to fees being outside the allowable limit.

From such sample, select an individual tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

MCRS identified 389 Mortgage Assets within the sample selection with a tax or insurance disbursement. MCRS randomly selected a single tax or insurance transaction from each of those Mortgage Assets, requested relevant invoice support from Onity Group Inc. and verified that the amount and coding of the disbursement is accurately represented in the servicing system. No exceptions were identified.

From such sample, select an individual foreclosure, bankruptcy, property preservation, or other non-tax or insurance disbursement, review the invoice or other documentation supporting that disbursement, and verify that the amount and coding of the disbursement is accurately represented in the servicing system.

MCRS identified 389 Mortgage Assets within the sample selection with a non-tax or insurance disbursement. MCRS randomly selected a single disbursement transaction from each of those Mortgage Assets, requested relevant invoice support from Onity Group Inc. and verified that the amount and coding of the disbursement is accurately represented in the servicing system. No exceptions were identified.

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TITLE REVIEW RESULTS SUMMARY

As requested by the Client, a title review was included in MCRS’s scope of review on 1,527 Mortgage Assets, the Securitization Population. Each Mortgage Assets received a title review utilizing a current owner’s title search and supporting materials provided by Client.

To facilitate the title review on 1,527 Mortgage Assets, the Client provided MCRS with identifying data on the Final Sampled Population. Data provided by the Client included HECM and servicer identification numbers as well as subject property address, borrower names, origination date, original mortgage loan amount for the subject mortgage and title policies from origination as it relates to the subject mortgage. Using the data provided, MCRS ordered a current owner’s title search on these Mortgage Assets through a service provider. Upon receipt and review of the current owner’s title search results, MCRS identified whether the title search report revealed any liens and/or judgments which could affect the seniority of the subject mortgage, including potentially superior post origination liens and/or judgments as well as subject mortgage not of record. For the purposes of identifying potentially superior post origination homeowners’ association (“HOA”) liens, the Client has vetted and approved for use a list of states prepared by outside counsel for which potentially superior post origination HOA liens may take priority over the subject mortgage. The states identified by the Client to be super lien states are AL, AK, CO, CT, DC, DE, FL, HI, IL, MA, MD, MN, MO, NV, NH, NJ, OR, PA, RI, TN, VA, VT, WA, and WV. MCRS reviewed the title policies for all liens and/or judgments that were recorded before the recordation of the subject mortgage to determine if any identifiable liens and/or judgments were listed as an exception on Schedule B of the applicable title policies.

SUMMARY (1,527 Mortgage Assets)

As part of the due diligence services, the Client provided MCRS with identifying data on 1,527 Mortgage Assets in the Final Sampled Population. There were 252 Mortgage Assets that were determined to have critical findings based on the scope of reviews set forth herein. One (1) loan was unable to be reviewed due to the county data being compromised and unavailable at the time of review. The results of the review were provided to Onity Group Inc.

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